               SEMIANNUAL REPORT       /        JANUARY 31, 1999



                             AIM HIGH YIELD FUND II






                                  [COVER ART]







[AIM LOGO APPEARS HERE]           INVEST WITH DISCIPLINE--Registered Trademark--

                                    [PHOTO]



                    ---------------------------------------

                      LANDSCAPE AT AUVERS AFTER THE RAIN

                    BY VINCENT VAN GOGH (1853-1890, DUTCH)

     VAN GOGH SPENT ONLY THREE MONTHS IN AUVERS-SUR-OISE, A SMALL VILLAGE

           NORTH OF PARIS, WHERE HE PRODUCED THE LAST OF HIS BELOVED

      PAINTINGS. THIS LANDSCAPE WAS AMONG HIS TRIBUTES TO THE HEALTH AND

         RESTORATIVE FORCES OF THE FRENCH COUNTRYSIDE AND IS A FITTING

       EMBLEM FOR THE GROWTH POTENTIAL OF AIM'S NEWEST HIGH-YIELD FUND.

                    ---------------------------------------



AIM High Yield Fund II is for shareholders who seek a high level of current income. The Fund invests in a portfolio consisting primarily of publicly traded non-investment grade debt securities. The Fund will also consider the possibility of capital growth when it purchases and sells securities.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM High Yield Fund II performance figures are historical and reflect reinvestment of all distributions and changes in net asset value.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the Fund's Class B and Class C shares will differ from that of Class A shares due to differences in sales charge structure and class expenses.
o Since inception (10/1/98), cumulative total return including sales charges was 4.74% for Class A shares. Since inception (11/20/98), cumulative total returns including sales charges were -2.97% and 1.13% for Class B and Class C shares, respectively. Because Class A, B, and C shares have been offered less than one year, all total return figures reflect cumulative total returns that have not been annualized.
o Market volatility can significantly impact short-term performance. Results of an investment made today may differ substantially from the historical performance shown.
o The 30-day yield is calculated on the basis of a formula defined by the SEC. The formula is based on the portfolio's potential earnings from dividends, interest, yield-to-maturity or yield-to-call of the bonds in the portfolio, net of all expenses and expressed on an annualized basis.
o The Fund invests primarily in higher-yielding, lower-rated corporate bonds, commonly known as "junk bonds." These bonds have a greater risk of price fluctuation and loss of principal and income than U.S. government securi such as U.S. Treasury bonds and bills, which offer a government guarantee as to the repayment of principal and interest if held to maturity.
o The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The Lehman High Yield Bond Index is an unmanaged composite generally considered representative of high-yield debt securities. It is compiled by Lehman Brothers, a well-known global investment bank.
o The unmanaged Lipper High Current Yield Funds Index represents an average of the performance of the 30 largest high-yield funds charted by Lipper, Inc., an independent mutual fund performance monitor. Results shown reflect reinvestment of dividends.
o Government securities, such as U.S. Treasury bills, notes, and bonds, offer a high degree of safety and are guaranteed as to the timely payment of principal and interest if held to maturity. Fund shares are not insured, and their value will vary with market conditions.
o An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

          AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS
           NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE
          CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK
              THAT YOU COULD LOSE A PORTION OR ALL OF YOUR MONEY.

   This report may be distributed only to current shareholders or to persons who have received a current prospectus of the Fund.


                             AIM HIGH YIELD FUND II

                     SEMIANNUAL REPORT / CHAIRMAN'S LETTER

                   Dear Fellow Shareholder:

                   As the period covered by this report opened, markets were in the midst of a serious loss of confidence stemming from
  [PHOTO OF        global financial crises and widespread decline in U.S.
 Charles T.        corporate earnings growth. From July till October, a major
   Bauer,          correction for equities, including previously market-leading
Chairman of        blue chips, bolstered U.S. Treasury issues, whose safety
the Board of       attracts investors in doubtful times. The reporting period
  THE FUND         would bring two particularly serious financial shocks, first
APPEARS HERE]      the debt default by Russia, and later the currency
                   devaluation by Brazil. The result was another six months of market volatility here and abroad.
                        Beginning in late September, the U.S. Federal Reserve
                   Board intervened to pump liquidity and confidence into markets. Investors responded favorably, and the reporting period closed on a positive note with domestic equities rallying and bonds displaying much less momentum.
     Some stock indexes produced excellent total return for the six-month reporting period, with the S&P 500 index of large-company stocks up a dramatic 15.02%. But focusing on one market benchmark may give you an incomplete view. There was wide divergence among market segments during this reporting period. For example, the Russell 2000 index of small-company stocks rose only 2.40% during the six months covered by this report. Even within the S&P 500, the bigger the company, the better the performance.

HOW SHOULD INVESTORS RESPOND?
We understood how unnerving this level of volatility could have been. Of course, our repeated message to you is to keep a long-term outlook on investments rather than responding to short-term fluctuations. And we are pleased to note that most mutual fund shareholders remained cool headed and did not pull out of the markets. In the end, most were rewarded for their long-term perspective.
     In view of recent volatility and the divergent performance of market sectors, this may be a very good time to meet with your financial consultant to review your current asset allocation and the diversification of your portfolio. Broad portfolio diversification remains one of the most fundamental principles of investing, along with long-term thinking and realistic expectations.

YOUR FUND MANAGERS' COMMENTS
On the pages that follow, your Fund's managers, experienced professionals who have weathered previous periods of market turbulence, offer more detailed discussion of how markets behaved, how they managed the portfolio in light of recent volatility, and what they foresee for markets and your Fund. We hope you find their discussion informative.

YEAR 2000 CONCERN
Many of our shareholders have asked us about AIM's year 2000 readiness status. We appreciate these concerns, and we take the year 2000 issue seriously. AIM has devoted considerable effort to creating a comprehensive plan for assessing, correcting and testing our in-house systems. We will also participate in an industrywide testing effort scheduled to begin in March. But no matter how well we prepare and test, no one can know for sure what the year 2000 will bring.
Our industry's systems are connected in complex ways to many third parties, and there may be unforeseen problems when the year 2000 actually arrives. Though we cannot predict what all those problems might be, we are working with our business recovery team to develop contingency plans appropriate for a variety of year 2000 scenarios.
     We are pleased to send you this report on your Fund's recent performance. If you have any questions or comments, please contact our Client Services department at 800-959-4246, or e-mail your inquiry to us at general@aimfunds.com. You can access information about your account through our AIM Investor Line at 800-246-5463 or at our Web site, www.aimfunds.com. We often post market updates on our Web site.
     We thank you for your continued participation in The AIM Family of Funds--Registered Trademark--.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman, A I M Advisors, Inc.

                    ---------------------------------------

                            . . . WE ARE PLEASED TO

                           NOTE THAT MOST MUTUAL FUND

                     SHAREHOLDERS REMAINED COOL HEADED AND

                        DID NOT PULL OUT OF THE MARKETS.

                    ---------------------------------------


                             AIM HIGH YIELD FUND II

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW

NEW FUND TAKES ADVANTAGE OF MARKET DOWNTURN

HOW DID THE NEW AIM HIGH YIELD FUND II PERFORM DURING THE RECENT MARKET TURBULENCE?
The new Fund's Class A shares' inception on October 1, 1998, was very fortuitous as we took advantage of investments at attractive levels after the market downturn in August and September. The Fund's good fortunes are reflected in its returns for the reporting period. Cumulative return at net asset value, that is, without a sales charge, from inception to January 31, 1999, was 9.98% for Class A shares. In comparison, the Lehman High Yield Bond Index returned just 3.64% for the period from September 30, 1998 to January 31, 1999. Cumulative returns at net asset value from inception (November 20, 1998) to January 31, 1999, were 2.03% and 2.13% for Class B and Class C shares, respectively. For performance results that include sales charges, please refer to the inside front cover.

     Despite a difficult high-yield market environment, the Fund continued to provide attractive current income. As of January 31, 1999, the Fund's 30-day SEC yields were 10.11%, 9.69%, and 9.69% for Class A, B, and C shares, respectively. By comparison, the yield on the benchmark 30-year U.S. Treasury bond was just 5.09%. The new Fund continued to attract investor interest. Net assets under management grew to $19.4 million at the end of the reporting period.

WHAT WERE THE MAJOR TRENDS IN THE FINANCIAL MARKETS DURING THE REPORTING PERIOD? Markets succumbed to the second wave of "Asian contagion" during the summer of 1998. Russia's bond default and the downturn that ensued involved even the very large, very liquid stocks that were chiefly responsible for the U.S. markets' earlier rise. Domestically, the markets were hit by the collapse of several hedge funds. Investors sought shelter from market volatility in the safest and most liquid investment classes, particularly large-cap equities and U.S. Treasury securities.
     The Federal Reserve Board (the Fed) announced the first of three interest rate cuts in September, hoping to shelter the United States from a potential global recession. Boosted by the Fed easing, the U.S. markets rebounded and led the way for recovery in many foreign markets.
     In January 1999, the Brazilian government's decision to devalue its currency sparked new fears that a crisis in developing countries could spread worldwide. Domestically, resilient technology and Internet securities weathered the renewed

PORTFOLIO COMPOSITION

As of 1/31/99, based on total net assets


===========================================================================================================
Top 5 Holdings                                         Top 5 Industries
-----------------------------------------------------------------------------------------------------------

 1. Nextel Communications, Inc.    4.43%               1. Telecommunications (Long Distance)        12.50%

 2. Sterling Chemicals, Inc.       4.17                2. Retail (Specialty)                         8.66

 3. Panda Funding Corp.            4.00                3. Telecommunications (Cellular/Wireless)     7.85

 4. Econophone, Inc.               3.97                4. Telephone                                  7.60

 5. Texas Petrochemical Corp.      3.81                5. Gaming, Lottery &  Parimutuel Companies    6.85

===========================================================================================================


================================================================================
PORTFOLIO CREDIT QUALITY
--------------------------------------------------------------------------------
BAR CHART
 A      BBB      BB       B     CCC    NON-RATED
0.56%   1.14%   13.86%  49.56%  6.85%   16.05%

Please keep in mind that the Fund's portfolio is subject to change and there is no assurance the Fund will continue to hold any particular security.
================================================================================

          See important Fund and index disclosures inside front cover.




                             AIM HIGH YIELD FUND II

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW


turbulence and dominated the performance of many market indexes.

HOW DID HIGH-YIELD BONDS FARE IN THIS MARKET ENVIRONMENT?
The high-yield market did not escape the volatility that engulfed both the equity and Treasury markets during the third quarter of 1998. High-yield bonds were hit hard during the "flight to quality" when investors turned to U.S. Treasury securities for their relative safety. Beginning in August, investor demand did not keep up with record levels of new high-yield offerings, generating broad-based volatility in the high-yield market. As market volatility increased, the volume of new high-yield issues dropped significantly. Performance of many high-yield funds deteriorated in the wake of falling corporate profits and rising default rates. However, AIM High Yield Fund II did not suffer from any defaults during the reporting period.
    The high-yield market began to recover after the third quarter of 1998, boosted by the Fed's interest rate cuts. New issuance reappeared as liquidity slowly returned to the market. During November, more than $2.5 billion in new corporate debt entered the market, with much of it issued by a group of fast-growing telecommunications companies. In early 1999, the high-yield market's supply-and-demand fundamentals continued to improve.

GIVEN CURRENT MARKET CONDITIONS, HOW HAVE YOU MANAGED THE PORTFOLIO?
During the fourth quarter of 1998, as volatility in the high-yield market continued, we focused on maintaining quality in the Fund's portfolio.
Volatility in the high-yield market created some exceptional values in higher-quality debt. We added holdings in the higher-quality BB segment of the market. BB-rated bonds represented 13.86% of total net assets as of January 31. Conversely, we kept in check the Fund's holdings in CCC and non-rated securities. These securities accounted for 22.90% of the Fund's total net assets at the close of the fiscal year. Overall, we maintained about 50% of the Fund's total net assets in the B sector. The ratings above are made by Standard & Poor's, a widely known credit-rating agency. At the close of the fiscal year, the Fund's largest holdings were in the telecommunications industries. These industries continue to perform well, driven by the recent increase in merger and acquisition activities.

    The Fund can invest up to 15% of its total net assets in equities of companies that offer high-yield bonds. As of January 31, the Fund had approximately 8% in equity holdings. In addition, the Fund can invest up to 10% of its total net assets in emerging market debt securities. In light of their dismal performance in 1998, we have no plans to invest in such securities in the immediate future.
    Our cash position at the close of the fiscal year was 8.23%. We aim to maintain the Fund's cash weighting around 5% to take advantage of new issues, as the supply of high-yield issues is expected to increase in 1999.

WHAT IS YOUR OUTLOOK FOR 1999?
Our outlook for the high-yield market in 1999 is one of cautious optimism. Historically, November to February is, on average, the best-performing period in the high-yield market, adding approximately 15% on an annualized basis. With the yield spreads between high-yield bonds and U.S. Treasury securities at their widest since the early 1990s, many analysts believe that high-yield bonds rep resent a good bargain for the near term. Investors may be rewarded by the appreciation that we believe should occur as yields return to more normal levels.
    The three factors for an ideal high-yield market environment are now in place: low inflation, slowing economic growth, and low interest rates. With a slowing economy expected through 1999, the key to continuing recovery in the high-yield market will be corporate earnings. As the rate of defaults continues to increase due to more volatile market conditions, we believe that credit quality will become more of a differentiating factor in total return performance. However, if the three economic factors mentioned above stay in place during 1999 and there are no unpleasant surprises in the equity market, we believe that high-yield bonds may have a better-than-average year, significantly in excess of the long-term historical 10% to 12% total return.

================================================================================
               HIGH-YIELD BEST/WORST TIME PERIOD RETURNS 1987-1998
--------------------------------------------------------------------------------

                                   BAR CHART

                     NOV.-FEB.      MAR.-JUNE          JULY-OCT.
                      14.96%          9.89%             -2.78%

Returns were calculated by annualizing the average cumulative returns for each period from 1987 to 1998.
Sources: Lehman High Yield Bond Index, Bear Stearns
================================================================================



          See important Fund and index disclosures inside front cover.

                             AIM HIGH YIELD FUND II

SCHEDULE OF INVESTMENTS

January 31, 1999
(Unaudited)

                                    PRINCIPAL        MARKET
                                     AMOUNT          VALUE
NON-CONVERTIBLE BONDS & NOTES-81.67%

BUILDING MATERIALS-3.05%

Congoleum Corp., Sr. Unsec.
  Notes, 8.625%, 08/01/08          $   600,000   $      592,500
---------------------------------------------------------------

CHEMICALS-4.17%

Sterling Chemicals, Inc., Sr.
  Unsec. Sub. Notes, 11.75%,
  08/15/06                             925,000          809,375
---------------------------------------------------------------

CHEMICALS (SPECIALTY)-2.70%

Key Plastic, Inc., Sr. Sub.
  Notes, 10.25%, 03/15/07              540,000          523,800
---------------------------------------------------------------

COMPUTERS (NETWORKING)-1.29%

Convergent Communication, Inc.,
  Sr. Unsec. Notes, 13.00%,
  04/01/08                             500,000          250,000
---------------------------------------------------------------

CONTAINERS & PACKAGING (PAPER)-2.49%

MVE Inc., Sr. Sec. Notes, 12.50%,
  02/15/02                             500,000          482,500
---------------------------------------------------------------

ELECTRONICS (SEMICONDUCTORS)-4.00%

Panda Funding Corp., Series A-1
  Pooled Project Bonds, 11.625%,
  08/20/12                             750,000          776,250
---------------------------------------------------------------

GAMING, LOTTERY & PARIMUTUEL COMPANIES-6.85%

Circus Circus Enterprises, Inc.,
  Sr. Sub. Notes, 9.25%, 12/01/05      600,000          724,283
---------------------------------------------------------------
Venetian Casino Resort LLC, Gtd.
  Mortgage Notes, 12.25%,
  11/15/04                             700,000          604,500
---------------------------------------------------------------
                                                      1,328,783
---------------------------------------------------------------

HEALTH CARE (LONG TERM CARE)-4.59%

Harborside Healthcare Corp., Sr.
  Unsec. Gtd. Disc. Sub. Notes,
  11.00%, 08/01/08(a)                1,250,000          581,250
---------------------------------------------------------------
Mariner Post-Acute Network, Inc.,
  Series B Sr. Unsec. Sub. Notes,
  9.50%, 11/01/07                      400,000          309,000
---------------------------------------------------------------
                                                        890,250
---------------------------------------------------------------

INSURANCE (MULTI-LINE)-0.31%

Willis Corroon Corp., Sr. Sub.
  Notes, 9.00%, 02/01/09
  (Acquired 01/28/99; Cost
  $60,000)(b)                           60,000           60,488
---------------------------------------------------------------

MANUFACTURING (SPECIALIZED)-2.89%

First Wave Marine, Inc., Sr.
  Notes, 11.00%, 02/01/08              600,000          561,000
---------------------------------------------------------------

METAL MINING-2.94%

Centaur Mining & Exploration
  Ltd., Sr. Yankee Sec. Gtd.
  Notes, 11.00%, 12/01/07              600,000          570,000
---------------------------------------------------------------

OIL & GAS (EXPLORATION & PRODUCTION)-3.50%

Pogo Producing Co., Sr. Sub.
  Notes, 10.375%, 02/15/09
  (Acquired 01/12/99; Cost
  $293,100)(b)                         300,000          297,000
---------------------------------------------------------------

                                    PRINCIPAL        MARKET
                                     AMOUNT          VALUE
OIL & GAS (EXPLORATION & PRODUCTION)-(CONTINUED)

Queen Sand Resources, Inc., Sr.
  Unsec. Gtd. Notes, 12.50%,
  07/01/08                         $   575,000   $      382,375
---------------------------------------------------------------
                                                        679,375
---------------------------------------------------------------

OIL & GAS (REFINING & MARKETING)-3.81%

Texas Petrochemical Corp., Sr.
  Unsec. Sub. Notes, 11.125%,
  07/01/06                             750,000          738,750
---------------------------------------------------------------

RAILROADS-0.95%

TFM, SA DE CV (Mexico), Yankee
  Bonds, 10.25%, 06/15/07              225,000          185,625
---------------------------------------------------------------

RETAIL (GENERAL MERCHANDISE)-2.76%

Plainwell Inc., Series B Sr.
  Unsec. Sub. Notes, 11.00%,
  03/01/08                             675,000          536,625
---------------------------------------------------------------

RETAIL (SPECIALTY)-8.16%

Amazon.Com Inc., Sr. Unsec. Disc.
  Notes, 10.00%, 05/01/08(a)           500,000          322,500
---------------------------------------------------------------
National Vision Association, Sr.
  Notes, 12.75%, 10/15/05
  (Acquired 10/05/98-10/16/98;
  Cost $591,546)(b)                    600,000          636,000
---------------------------------------------------------------
Renters Choice Inc., Sr. Sub.
  Notes, 11.00%, 08/15/08
  (Acquired 10/01/98-10/16/98;
  Cost $574,400)(b)                    600,000          625,500
---------------------------------------------------------------
                                                      1,584,000
---------------------------------------------------------------

RETAIL (SPECIALTY-APPAREL)-4.96%

Big 5 Corp., Sr. Unsec. Notes,
  10.875%, 11/15/07                    600,000          608,250
---------------------------------------------------------------
Specialty Retailers, Inc., Series
  B Sr. Unsec. Gtd. Notes, 8.50%,
  07/15/05                             400,000          354,000
---------------------------------------------------------------
                                                        962,250
---------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/WIRELESS)-6.02%

Metrocall Inc., Sr. Sub. Notes,
  11.00%, 09/15/08 (Acquired
  12/17/98; Cost $397,216)(b)          400,000          404,000
---------------------------------------------------------------
Nextel Communications, Inc., Sr.
  Disc. Notes, 10.65%,
  09/15/07(a)                        1,100,000          764,500
---------------------------------------------------------------
                                                      1,168,500
---------------------------------------------------------------

TELECOMMUNICATIONS (LONG DISTANCE)-9.93%

Call-Net Enterprises, Inc., Sr.
  Yankee Disc. Notes, 8.94%,
  08/15/08(a)                        1,000,000          585,000
---------------------------------------------------------------
Econophone, Inc., Sr. Unsec.
  Notes, 13.50%, 07/15/07              750,000          770,625
---------------------------------------------------------------
Long Distance International,
  Inc., Sr. Notes, 12.25%,
  04/15/08 (Acquired 10/01/98-
  10/15/98; Cost $537,700)(b)          670,000          571,175
---------------------------------------------------------------
                                                      1,926,800
---------------------------------------------------------------

                                    PRINCIPAL        MARKET
                                     AMOUNT          VALUE
TELEPHONE-6.30%

ICG Services Inc., Sr. Unsec.
  Disc. Notes, 10.00%,
  02/15/08(a)                      $ 1,010,000   $      556,570
---------------------------------------------------------------
U.S. Xchange LLC, Sr. Unsec.
  Notes, 15.00%, 07/01/08              640,000          667,200
---------------------------------------------------------------
                                                      1,223,770
---------------------------------------------------------------
    Total Non-Convertible Bonds &
    Notes (Cost $15,348,903)                         15,850,641
---------------------------------------------------------------

CONVERTIBLE BONDS & NOTES-3.16%

BROADCASTING (TELEVISION, RADIO & CABLE)-0.26%

Jacor Communications, Inc., Conv.
  Unsec. Notes, 4.75%,
  02/09/18(c)                          100,000           51,179
---------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-0.19%

Comverse Technology Inc., Conv.
  Sub. Notes, 4.50%, 07/01/05           25,000           36,375
---------------------------------------------------------------

COMPUTERS (HARDWARE)-0.23%

Candescent Technology Corp.,
  Conv. Sr. Sub. Deb., 7.00%,
  05/01/03 (Acquired
  11/06/98-11/30/98; Cost
  $44,325)(b)                           50,000           45,000
---------------------------------------------------------------

COMPUTERS (PERIPHERALS)-0.12%

EMC Corp., Conv. Sub. Notes,
  3.25%, 03/15/02                        5,000           24,106
---------------------------------------------------------------

HEALTH CARE (DRUGS-GENERIC & OTHER)-0.17%

Elan Finance Corp., Conv. Gtd.
  Sub. Notes, 3.25%, 12/14/18
  (Acquired 01/08/99; Cost
  $34,163)(b)(c)                        60,000           33,900
---------------------------------------------------------------

INSURANCE (MULTI-LINE)-0.21%

Loews Corp., Conv. Sub. Notes,
  3.125%, 09/15/07                      50,000           40,125
---------------------------------------------------------------

METAL FABRICATORS-0.08%

Western Digital Corp., Conv. Sub.
  Deb., 7.525%, 02/18/18(c)             50,000           15,375
---------------------------------------------------------------

RETAIL (GENERAL MERCHANDISE)-0.37%

Costco Companies, Inc., Conv.
  Sub. Notes, 3.50%, 08/19/17(c)        75,000           72,094
---------------------------------------------------------------

RETAIL (SPECIALTY)-0.50%

Corporate Express, Inc., Conv.
  Notes, 4.50%, 07/01/00                40,000           34,780
---------------------------------------------------------------
Office Depot, Inc., Conv. Notes,
  5.00%, 12/11/07(c)                    60,000           62,025
---------------------------------------------------------------
                                                         96,805
---------------------------------------------------------------

SERVICES (DATA PROCESSING)-0.39%

Affiliated Computer Services,
  Conv. Sub. Notes, 4.00%,
  03/15/05                              60,000           76,650
---------------------------------------------------------------

TELECOMMUNICATIONS (LONG DISTANCE)-0.29%

Global Telesystems Group, Conv.
  Sr. Sub. Deb., 5.75%, 07/01/10        45,000           55,463
---------------------------------------------------------------

                                    PRINCIPAL        MARKET
                                     AMOUNT          VALUE
TELEPHONE-0.24%

NTL Inc., Conv. Sub. Notes,
  7.00%, 12/15/08
  (Acquired 12/11/98; Cost
  $30,000)(b)                      $    30,000   $       45,937
---------------------------------------------------------------

WASTE MANAGEMENT-0.11%

WMX Technologies, Conv. Sub.
  Notes, 2.00%, 01/24/05                20,000           20,375
---------------------------------------------------------------
    Total Convertible Bonds &
    Notes (Cost $547,501)                               613,384
---------------------------------------------------------------

                                     SHARES
COMMON STOCKS-4.73%

HEALTH CARE (LONG TERM CARE)-0.29%

Mariner Post-Acute Network,
  Inc.(d)                               12,000           57,000
---------------------------------------------------------------

HEALTH CARE (SPECIALIZED SERVICES)-0.36%

Total Renal Care Holdings,
  Inc.(d)                                3,000           69,938
---------------------------------------------------------------

IRON & STEEL-0.19%

Metal Management, Inc.(d)               20,000           36,875
---------------------------------------------------------------

OIL & GAS (EXPLORATION & PRODUCTION)-0.20%

Forest Oil Corp.(d)                      6,000           38,625
---------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/WIRELESS)-1.34%

Clearnet Communications Inc.
  (Canada)(d)                            6,500           84,500
---------------------------------------------------------------
Metrocall, Inc.(d)                      15,000           78,750
---------------------------------------------------------------
Nextel Communications, Inc.-Class
  A(d)                                   3,000           96,000
---------------------------------------------------------------
                                                        259,250
---------------------------------------------------------------

TELECOMMUNICATIONS (LONG DISTANCE)-1.29%

FirstCom Corp.(d)                       25,000           68,750
---------------------------------------------------------------
Viatel, Inc.(d)                         10,000          182,500
---------------------------------------------------------------
                                                        251,250
---------------------------------------------------------------

TELEPHONE-1.06%

GST Telecommunications, Inc.(d)          8,000           67,500
---------------------------------------------------------------
ICG Communications, Inc.(d)              4,000           75,250
---------------------------------------------------------------
Intermedia Communications Inc.(d)        4,500           62,437
---------------------------------------------------------------
                                                        205,187
---------------------------------------------------------------
    Total Common Stocks (Cost
    $940,287)                                           918,125
---------------------------------------------------------------

CONVERTIBLE PREFERRED STOCKS-3.19%

BROADCASTING (TELEVISION, RADIO & CABLE)-0.30%

Chancellor Media Corp.-$3.00
  Conv. Pfd                                500           58,187
---------------------------------------------------------------

CHEMICALS (DIVERSIFIED)-0.35%

Monsanto Co., Conv. Pfd. ACES,
  11/30/03(e)                            1,400           68,425
---------------------------------------------------------------

ENTERTAINMENT-0.27%

Houston Industries Inc.-$3.22
  Conv. Pfd                                500           53,188
---------------------------------------------------------------

INSURANCE (LIFE/HEALTH)-0.04%

Conseco Finance Trust-$3.50
  Series F Conv. Pfd                       200            8,050
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
OIL & GAS (REFINING & MARKETING)-0.12%

Tosco Financing Trust-$2.88 Conv.
  PRIDES                                   500   $       22,750
---------------------------------------------------------------

RAILROADS-0.26%

Union Pacific Capital
  Trust-$3.125 Conv. Pfd                 1,000           50,000
---------------------------------------------------------------

RETAIL (DRUG STORES)-0.25%

CVS Corp-Conv. Pfd. TRACES
  05/15/01(f)                              500           48,250
---------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/WIRELESS)-0.49%

Loral Space & Communications
  Ltd.-$3.00 Conv. Pfd                     900           54,226
---------------------------------------------------------------
Mediaone Group Inc.-$3.63 Conv.
  Pfd                                      500           41,125
---------------------------------------------------------------
                                                         95,351
---------------------------------------------------------------

TELECOMMUNICATIONS (LONG DISTANCE)-0.98%

Nextel Communications, Inc.,
  Conv. Pfd (Acquired 12/17/98;
  Cost $32,470)(b)                         128           44,112
---------------------------------------------------------------
Viatel Inc.-$10.00 Series A Conv.
  Pfd                                    1,000          145,500
---------------------------------------------------------------
                                                        189,612
---------------------------------------------------------------

TELECOM (SATELLITE)-0.13%

Globalstar Telecommunications
  Ltd., $4.00 Conv. Pfd (Acquired
  01/26/99; Cost $25,587)(b)               500           25,000
---------------------------------------------------------------
    Total Convertible Preferred
    Stocks (Cost $581,320)                              618,813
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
WARRANTS-0.01%

COMPUTERS (NETWORKING)-0.00%

Convergent Communications,
  expiring 04/01/08 (Acquired
  10/26/98-01/28/99; Cost
  $20)(b)(d)                             3,200   $           32
---------------------------------------------------------------

TELECOMMUNICATIONS (LONG DISTANCE)-0.01%

Long Distance International,
  expiring 04/13/08(d)                     670            1,675
---------------------------------------------------------------
    Total Warrants (Cost $20)                             1,707
---------------------------------------------------------------

                                    PRINCIPAL
                                     AMOUNT
REPURCHASE AGREEMENT(G)-8.23%

Dean Witter Reynolds, Inc.,
  4.78%, 02/01/99 (Cost
  $1,597,675)(h)                   $ 1,597,675        1,597,675
---------------------------------------------------------------
TOTAL INVESTMENTS-100.99%                            19,600,345
---------------------------------------------------------------

LIABILITIES LESS OTHER
  ASSETS-(0.99%)                                       (192,892)

---------------------------------------------------------------
NET ASSETS-100.00%                               $   19,407,453
---------------------------------------------------------------

Abbreviations:

ACES   - Adjustable Conversion-Rate Equity Security Units
ADR   - American Depositary Receipts
Conv.  - Convertible
Deb.   - Debentures
Disc.   - Discounted
Pfd.   - Preferred
PRIDES - Preferred Redemption Increase Dividend Equity Security
Gtd.   - Guaranteed
Sec.   - Secured
Sr.    - Senior
Sub.   - Subordinated
TRACES - Trust Automatic Common Exchange Securities
Unsec.  - Unsecured

(a) Discounted bond at purchase. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(b) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of these securities has been determined in accordance with procedures established by the Board of Trustees. The aggregate market value of these securities at 1/31/99 was $2,788,144 which represented 14.37% of the Fund's net assets.
(c) Zero coupon bond issued at a discount. The interest rate shown represents the rate of original issue discount.
(d) Non-income producing security.
(e) This unit entitles the holder to receive 0.8197 shares per unit upon maturity.
(f) This security entitles the holder to receive 0.8197 shares upon maturity.
(g) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates.
(h) Joint repurchase agreement entered into 01/29/99 with a maturing value of $300,119,500. Collateralized by $304,204,000 U. S. Government obligations, 0% due 02/04/99 to 02/20/07 with an aggregate market value at 01/31/99 of $306,000,685

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

January 31, 1999
(Unaudited)

ASSETS:

Investments, at market value (cost
  $19,015,706)                            $   19,600,345
--------------------------------------------------------
Receivables for:
  Fund shares sold                               476,615
--------------------------------------------------------
  Investment sold                                 91,634
--------------------------------------------------------
  Interest and dividends                         436,191
--------------------------------------------------------
Other assets                                      59,509
--------------------------------------------------------
    Total assets                              20,664,294
--------------------------------------------------------

LIABILITIES:

Payables for:
  Investment purchased                         1,187,023
--------------------------------------------------------
  Dividends                                       57,536
--------------------------------------------------------
Accrued advisory fees                              7,227
--------------------------------------------------------
Accrued distribution fees                          4,383
--------------------------------------------------------
Accrued transfer agent fees                          272
--------------------------------------------------------
Accrued operating expenses                           400
--------------------------------------------------------
    Total liabilities                          1,256,841
--------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES
  OUTSTANDING                             $   19,407,453
--------------------------------------------------------

NET ASSETS:

Class A                                   $   17,949,401
========================================================
Class B                                   $    1,388,641
========================================================
Class C                                   $       69,411
========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE:
Class A                                        1,693,395
========================================================
Class B                                          131,084
========================================================
Class C                                            6,549
========================================================
Class A:
  Net asset value and redemption price
    per share                             $        10.60
--------------------------------------------------------
  Offering price per share:
    (Net asset value of $10.60
    divided by 95.25%)                    $        11.13
========================================================
Class B:
  Net asset value and offering price per
    share                                 $        10.59
========================================================
Class C:
  Net asset value and offering price per
    share                                 $        10.60
========================================================

STATEMENT OF OPERATIONS

For the period October 1, 1998
(Date operations commenced)
through January 31, 1999
(Unaudited)

INVESTMENT INCOME:

Interest                                    $   583,787
-------------------------------------------------------
Dividends                                         1,706
-------------------------------------------------------
    Total investment income                     585,493
-------------------------------------------------------

EXPENSES:

Advisory fees                                    31,215
-------------------------------------------------------
Administrative services fees                     19,279
-------------------------------------------------------
Custodian fees                                    2,503
-------------------------------------------------------
Transfer agent fees-Class A                         651
-------------------------------------------------------
Transfer agent fees-Class B & Class C                29
-------------------------------------------------------
Trustees' fees                                    2,620
-------------------------------------------------------
Distribution fees-Class A                        12,242
-------------------------------------------------------
Distribution fees-Class B                           878
-------------------------------------------------------
Distribution fees-Class C                            98
-------------------------------------------------------
Other                                               619
-------------------------------------------------------
    Total expenses                               70,134
-------------------------------------------------------
Less: Fee waivers                               (17,741)
-------------------------------------------------------
    Expenses paid indirectly                     (1,934)
-------------------------------------------------------
    Net expenses                                 50,459
-------------------------------------------------------
Net investment income                           535,034
-------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES:

Net realized gain (loss) from:
  Investment securities                         554,336
-------------------------------------------------------
Net unrealized appreciation of investment
  securities                                    584,639
-------------------------------------------------------
      Net gain from investment securities     1,138,975
-------------------------------------------------------
Net increase in net assets resulting from
  operations                                $ 1,674,009
=======================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the period October 1, 1998
(Date operations commenced)
through January 31, 1999

(Unaudited)

OPERATIONS:

  Net investment income                                         $      535,034
------------------------------------------------------------------------------
  Net realized gain from investment securities                         554,336
------------------------------------------------------------------------------
  Net unrealized appreciation of investment securities                 584,639
------------------------------------------------------------------------------
    Net increase in net assets resulting from operations             1,674,009
------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Class A                                                             (526,170)
------------------------------------------------------------------------------
  Class B                                                               (7,977)
------------------------------------------------------------------------------
  Class C                                                                 (887)
------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Class A                                                              (22,466)
------------------------------------------------------------------------------
  Class B                                                                 (421)
------------------------------------------------------------------------------
  Class C                                                                  (64)
------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                           16,834,919
------------------------------------------------------------------------------
  Class B                                                            1,386,909
------------------------------------------------------------------------------
  Class C                                                               69,601
------------------------------------------------------------------------------
    Net increase in net assets                                      19,407,453
------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                                        0
------------------------------------------------------------------------------
  End of period                                                 $   19,407,453
==============================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                                 $   18,291,429
------------------------------------------------------------------------------
  Undistributed net realized gain from investment securities
    and foreign currencies                                             531,385
------------------------------------------------------------------------------
  Unrealized appreciation of investment securities                     584,639
------------------------------------------------------------------------------
                                                                $   19,407,453
==============================================================================

NOTES TO FINANCIAL STATEMENTS

January 31, 1999
(Unaudited)

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM High Yield Fund II (the "Fund") is a series portfolio of AIM Investment Securities Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of two separate series portfolios. The Fund commenced operations on October 1, 1998. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class are voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's objective is to achieve a high level of current income by investing primarily in publicly traded non-investment grade debt securities. The Fund will also consider the possibility of capital growth when it purchases and sells securities. Debt securities of less than investment grade are considered "high risk" securities (commonly referred to as junk bonds). These bonds may involve special risks in addition to the risks associated with investment in higher rated debt securities. High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade bonds. Also, the secondary market in which high yield bonds are traded may be less liquid than the market for higher grade bonds.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations -- Debt securities (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Investment securities for which prices are not provided by the pricing service and which are listed or traded on an exchange (except convertible bonds) are valued at the last sales price on the exchange where principally traded or, lacking any sales on a particular day, at the closing bid price on that day unless the Board of Trustees, or persons designated by the Board of Trustees, determines that over-the-counter quotations more closely reflect the current market value of the security. Securities traded in the over-the-counter market, except (i) securities priced by the pricing service, (ii) securities for which representative exchange prices are available, and (iii) securities reported in the NASDAQ National Market System, are valued at the last bid price obtained from an electronic quotation reporting system, if such prices are available, or from established market makers. Each security reported in the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price. Securities for which market quotations either are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value.
B. Securities Transactions, Investment Income and Distributions -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. It is the policy of the Fund to declare daily dividends from net investment income. Such dividends are paid monthly. Distributions from net realized capital gains, if any, are recorded on ex-dividend date and are paid annually.
C. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
D. Foreign Currency Translation -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.
E. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts.
F. Expenses -- Distribution and transfer agency expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2- ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM") with respect to the Fund. Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 0.625% of the first $500 million of the Fund's average daily net assets, plus 0.55% of the Fund's average daily net assets in excess of $500 million to and including $1 billion, plus 0.50% of the Fund's average daily net assets in excess of $1 billion. During the period October 1, 1998 (date operations commenced) through January 31, 1999, AIM waived advisory fees in the amount of $17,741.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain administrative costs incurred in providing accounting services to the Fund. During the period October 1, 1998 (date operations commenced) through January 31, 1999, AIM was reimbursed $6,766 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the period October 1, 1998 (date operations commenced) through January 31, 1999, the Fund paid AFS $478 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares and Class C shares (the "Class A and C Plan"), and the Fund's Class B shares (the "Class B Plan") (collectively, the "Plans"). The Fund, pursuant to the Class A and C Plan, pays AIM Distributors compensation at an annual rate of 0.25% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class C shares. The Fund pursuant to the Class B Plan, pays AIM Distributors compensation at an annual rate of 1.00% of the average daily net assets of the Class B shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. During the period October 1, 1998 (date operations commenced) through January 31, 1999, the Class A, Class B and Class C shares paid AIM Distributors $12,242, $878 and $98, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $7,397 from sales of the Class A shares of the Fund during the period October 1, 1998 (date operations commenced) through January 31, 1999. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the period October 1, 1998 (date operations commenced) through January 31, 1999, AIM Distributors received $0 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and trustees of the Trust are officers and directors of AIM, AIM Distributors and AFS.
  During the period October 1, 1998 (date operations commenced) through January 31, 1999, the Fund paid legal fees of $187 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

The Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) and any reductions in custodian fees of $57 and $1,877 respectively under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $1,934 during the period October 1, 1998 (date operations commenced) through January 31, 1999.

NOTE 4-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the period October 1, 1998 (date operations commenced) through January 31, 1999 was $35,076,584 and $18,349,592, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, on a tax basis, as of January 31, 1999 is as follows:

Aggregate unrealized appreciation of investment
  securities                                      $ 830,121
-----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                            (245,482)
-----------------------------------------------------------
Net unrealized appreciation of investment
  securities                                      $ 584,639
===========================================================
Investments had the same cost for tax and financial
  statement purposes.

NOTE 5-TRUSTEES' FEES

Trustees' fees represent remuneration paid or accrued to each trustee who is not an "interested person" of AIM. The Trust may invest trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 6-SHARE INFORMATION

Changes in shares outstanding during the period October 1, 1998 (date operations commenced) through January 31, 1999 were as follows:

                                                SHARES       AMOUNT
                                               ---------   -----------
Sold:
  Class A                                      1,691,395   $16,816,834
----------------------------------------------------------------------
  Class B*                                       130,752     1,383,397
----------------------------------------------------------------------
  Class C*                                         6,519        69,287
----------------------------------------------------------------------
Issued as a reinvestment of dividends:
  Class A                                         34,371       361,363
----------------------------------------------------------------------
  Class B*                                           332         3,512
----------------------------------------------------------------------
  Class C*                                            30           314
----------------------------------------------------------------------
Reacquired:
  Class A                                        (32,371)     (343,278)
----------------------------------------------------------------------
                                               1,831,028   $18,291,429
======================================================================

* Class B and Class C shares commenced sales on November 20, 1998.

NOTE 7-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of Class A shares outstanding during the period October 1, 1998 (date operations commenced) to January 31, 1999, and for a share of Class B and Class C outstanding during the period November 20, 1998 (date sales commenced) to January 31, 1999.

                                                              CLASS A       CLASS B       CLASS C
                                                              -------       -------       -------
Net asset value, beginning of period                          $ 10.00        $10.59        $10.59
------------------------------------------------------------  -------        ------        ------
Income from investment operations:
  Net investment income                                          0.37          0.20          0.20
------------------------------------------------------------  -------        ------        ------
  Net gains on securities (both realized and unrealized)         0.61          0.01          0.02
------------------------------------------------------------  -------        ------        ------
    Total from investment operations                             0.98          0.21          0.22
------------------------------------------------------------  -------        ------        ------
Less distributions:
  Dividends from net investment income                          (0.37)        (0.20)        (0.20)
------------------------------------------------------------  -------        ------        ------
  Distributions from net realized gains                         (0.01)        (0.01)        (0.01)
------------------------------------------------------------  -------        ------        ------
    Total distributions                                         (0.38)        (0.21)        (0.21)
------------------------------------------------------------  -------        ------        ------
Net asset value, end of period                                $ 10.60        $10.59        $10.60
============================================================  =======        ======        ======
Total return(a)                                                  9.98%         2.03%         2.13%
============================================================  =======        ======        ======
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $17,949        $1,389        $   69
============================================================  =======        ======        ======
Ratio of expenses to average net assets(b)                       1.03%(c)(d)   1.79%(c)(d)   1.81%(c)(d)
============================================================  =======        ======        ======
Ratio of net investment income to average net assets(b)         10.72%(e)      9.99%(e)      9.97%(e)
============================================================  =======        ======        ======
Portfolio turnover rate                                           136%          136%          136%
============================================================  =======        ======        ======

(a) Does not deduct sales charges and is not annualized for periods less than one year.
(b) Ratios are annualized and based on average net assets of $14,531,391, $438,789 and $48,756, for Class A, Class B and Class C, respectively.
(c) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 1.39% (annualized), 2.15% (annualized) and 2.17% (annualized) for Class A, Class B and Class C, respectively.
(d) Includes expenses paid indirectly. Excluding expenses paid indirectly, the ratio of expenses to average net assets would have been 1.00% (annualized), 1.73% (annualized) and 1.75% (annualized) for Class A, Class B and Class C, respectively.
(e) After fee waivers and/or expense reimbursements. Ratios of net investment income to average net assets prior to fee waivers and/or expense reimbursements were 10.33% (annualized), 9.57% (annualized) and 9.55% (annualized) for Class A, Class B and Class C, respectively.



BOARD OF TRUSTEES                                 OFFICERS                                     OFFICE OF THE FUND
Charles T. Bauer                                  Charles T. Bauer                             11 Greenway Plaza
Chairman                                          Chairman                                     Suite 100
A I M Management Group Inc.                                                                    Houston, TX 77046
                                                  Robert H. Graham
Bruce L. Crockett                                 President                                    INVESTMENT ADVISOR
Director
ACE Limited;                                      John J. Arthur                               A I M Advisors, Inc.
Formerly Director, President, and                 Senior Vice President and Treasurer          11 Greenway Plaza
Chief Executive Officer                                                                        Suite 100
COMSAT Corporation                                Carol F. Relihan                             Houston, TX 77046
                                                  Senior Vice President and Secretary
Owen Daly II                                                                                   TRANSFER AGENT
Director                                          Gary T. Crum
Cortland Trust Inc.                               Senior Vice President                        A I M Fund Services, Inc.
                                                                                               P.O. Box 4739
Edward K. Dunn Jr.                                Dana R. Sutton                               Houston, TX 77210-4739
Chairman, Mercantile Mortgage Corp.;              Vice President and Assistant Treasurer
Formerly Vice Chairman and President,                                                          CUSTODIAN
Mercantile-Safe Deposit & Trust Co.; and          Melville B. Cox
President, Mercantile Bankshares                  Vice President                               State Street Bank and Trust Company
                                                                                               225 Franklin Street
Jack Fields                                       Karen Dunn Kelley                            Boston, MA 02110
Chief Executive Officer                           Vice President
Texana Global, Inc.;                                                                           COUNSEL TO THE FUND
Formerly Member                                   Mary J. Benson
of the U.S. House of Representatives              Assistant Vice President and                 Ballard Spahr
                                                  Assistant Treasurer                          Andrews & Ingersoll, LLP
Carl Frischling                                                                                1735 Market Street
Partner                                           Sheri Morris                                 Philadelphia, PA 19103
Kramer, Levin, Naftalis & Frankel LLP             Assistant Vice President
                                                  and Assistant Treasurer                      COUNSEL TO THE TRUSTEES
Robert H. Graham
President and Chief Executive Officer             Renee A. Friedli                             Kramer, Levin, Naftalis & Frankel LLP
A I M Management Group Inc.                       Assistant Secretary                          919 Third Avenue
                                                                                               New York, NY 10022
Prema Mathai-Davis                                P. Michelle Grace
Chief Executive Officer, YWCA of the U.S.A.,      Assistant Secretary                          DISTRIBUTOR
Commissioner, New York City Dept. for
the Aging; and member of the Board of Directors   Jeffrey H. Kupor                             A I M Distributors, Inc.
                                                  Assistant Secretary                          11 Greenway Plaza
Lewis F. Pennock                                                                               Suite 100
Attorney                                          Nancy L. Martin                              Houston, TX 77046
                                                  Assistant Secretary
Ian W. Robinson
Consultant; Formerly Executive                    Ofelia M. Mayo
Vice President and                                Assistant Secretary
Chief Financial Officer
Bell Atlantic Management                          Lisa A. Moss
Services, Inc.                                    Assistant Secretary

Louis S. Sklar                                    Kathleen J. Pflueger
Executive Vice President                          Assistant Secretary
Hines Interests
Limited Partnership                               Samuel D. Sirko
                                                  Assistant Secretary

                                                  Stephen I. Winer
                                                  Assistant Secretary



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                                       12

                            HOW AIM MAKES INVESTING
                                  EASY FOR YOU


o LOW INITIAL INVESTMENT. You can get your investment program started for as little as $500. Subsequent investments can be made for only $50.

o AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR CAPITAL GAINS. Distributions may be received in cash or reinvested in the Fund free of charge. Over time, the power of compounding can significantly increase the value of your assets.

o AUTOMATIC INVESTMENT PLAN. You may build your investment by regularly purchasing additional shares. Pre-authorized checks for $50 or more can be drafted monthly from your personal checking account.

o EASY ACCESS TO YOUR MONEY. Your shares may be redeemed at net asset value any day the New York Stock Exchange is open. The price of shares sold may be more or less than their original cost, depending on market conditions.

o SYSTEMATIC WITHDRAWAL PLAN. You may elect to receive checks of at least $50 monthly or quarterly through a systematic withdrawal plan.

o EXCHANGE PRIVILEGE. As your goals change, you may exchange all or part of your assets for those of other funds within the same share class of The AIM Family of Funds(R).. The exchange privilege may be modified or discontinued for any of the AIM funds. Certain restrictions apply.

o RETIREMENT PLANS. You may purchase shares of an AIM fund for your Individual Retirement Account (IRA), Roth IRA, or any other type of retirement plan, and earn tax-deferred dollars for your retirement.

o TOLL-FREE ACCESS. Current shareholders can call our AIM Investor Line at 800-246-5463 for 24-hour-a-day account information. Or, of course, you may contact your financial consultant for assistance.

o www.aimfunds.com. As a current shareholder, you can check account balances 24 hours a day over the Internet. State-of-the-art encryption lets you send us questions that include confidential information without the fear of eavesdropping, tampering, or forgery.


                                ----------------

                              CURRENT SHAREHOLDERS

                                  CAN CALL OUR

                              AIM INVESTOR LINE AT

                                  800-246-5463

                               FOR 24-HOUR-A-DAY

                              ACCOUNT INFORMATION.

                                ----------------

                 THE AIM FAMILY OF FUNDS--Registered Trademark--



GROWTH FUNDS                                 MONEY MARKET FUNDS                          A I M Management Group Inc. has provided
AIM Aggressive Growth Fund(1)                AIM Money Market Fund                       leadership in the mutual fund industry
AIM Blue Chip Fund                           AIM Tax-Exempt Cash Fund                    since 1976 and managed approximately
AIM Capital Development Fund                                                             $109 billion in assets for more than 6.2
AIM Constellation Fund                       INTERNATIONAL GROWTH FUNDS                  million shareholders, including
AIM Mid Cap Equity Fund(2),(A)               AIM Advisor International Value Fund        individual investors, corporate clients,
AIM Mid Cap Opportunities Fund               AIM Asian Growth Fund                       and financial institutions, as of
AIM Select Growth Fund(3)                    AIM Developing Markets Fund(2)              December 31, 1998.
AIM Small Cap Growth Fund(2),(B)             AIM Europe Growth Fund(2)                       The AIM Family of Funds--Registered
AIM Small Cap Opportunities Fund             AIM European Development Fund               Trademark--is distributed nationwide,
AIM Value Fund                               AIM International Equity Fund               and AIM today is the 10th-largest mutual
AIM Weingarten Fund                          AIM Japan Growth Fund(2)                    fund complex in the U.S. in assets under
                                             AIM Latin American Growth Fund(2)           management, according to Strategic
GROWTH & INCOME FUNDS                        AIM New Pacific Growth Fund(2)              Insight, an independent mutual fund
AIM Advisor Flex Fund                                                                    monitor.
AIM Advisor Large Cap Value Fund             GLOBAL GROWTH FUNDS
AIM Advisor MultiFlex Fund                   AIM Global Aggressive Growth Fund
AIM Advisor Real Estate Fund                 AIM Global Growth Fund
AIM Balanced Fund
AIM Basic Value Fund(2),(C)                  GLOBAL GROWTH & INCOME FUNDS
AIM Charter Fund                             AIM Global Growth & Income Fund(2)
                                             AIM Global Utilities Fund
INCOME FUNDS
AIM Floating Rate Fund(2)                    GLOBAL INCOME FUNDS
AIM High Yield Fund                          AIM Emerging Markets Debt Fund(2),(D)
AIM High Yield Fund II                       AIM Global Government Income Fund(2)
AIM Income Fund                              AIM Global Income Fund
AIM Intermediate Government Fund             AIM Strategic Income Fund(2)
AIM Limited Maturity Treasury Fund
                                             THEME FUNDS
TAX-FREE INCOME FUNDS                        AIM Global Consumer Products and Services Fund(2)
AIM High Income Municipal Fund               AIM Global Financial Services Fund(2)
AIM Municipal Bond Fund                      AIM Global Health Care Fund(2)
AIM Tax-Exempt Bond Fund of Connecticut      AIM Global Infrastructure Fund(2)
AIM Tax-Free Intermediate Fund               AIM Global Resources Fund(2)
                                             AIM Global Telecommunications Fund(2)
                                             AIM Global Trends Fund(2),(E)

(1) AIM Aggressive Growth Fund reopened to new investors November 16, 1998. (2) Effective May 29, 1998, A I M Advisors, Inc. became advisor to the former GT Global Funds. (3) On May 1, 1998, AIM Growth Fund was renamed AIM Select Growth Fund. (A) On September 8, 1998, AIM Mid Cap Growth Fund was renamed AIM Mid Cap Equity Fund. (B) On September 8, 1998, AIM Small Cap Equity Fund was renamed AIM Small Cap Growth Fund. (C) On September 8, 1998, AIM America Value Fund was renamed AIM Basic Value Fund. (D) On September 8, 1998, AIM Global High Income Fund was renamed AIM Emerging Markets Debt Fund. (E) On September 8, 1998, AIM New Dimension Fund was renamed AIM Global Trends Fund. For more complete information about any AIM Fund(s), including sales charges and expenses, ask your financial consultant or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money.